UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2021

DMY TECHNOLOGY GROUP, INC. II

(Exact name of registrant as specified in its charter)

Delaware	001-39444	84-1502857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	DMYD.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	DMYD	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DMYD WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On March 29, 2021, dMY Technology Group, Inc. II (“dMY II”) issued a press release that announced that it has scheduled a special meeting of its stockholders (the “Special Meeting”) for April 16, 2021 at 10:00 a.m. Eastern Time to approve the proposed business combination (the “Business Combination”) with Genius Sports Group (“GSG”). The Business Combination, if approved by dMY II’s stockholders, is expected to close on or about April 20, 2021, or as soon as practicable following the Special Meeting. The Registration Statement on Form F-4 (the “Registration Statement”), which includes a preliminary proxy statement/prospectus, related to the Business Combination was filed by Galileo Newco Limited (“NewCo”) and declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

dMY II also announced the filing of its definitive proxy statement for the Special Meeting with the the SEC. On or about March 26, 2021,dMY II distributed the definitive proxy statement and proxy card to its stockholders of record as of March 12, 2021, the record date for the Special Meeting (the “Record Date”). In light of ongoing developments related to coronavirus (COVID-19), dMY II has determined that the meeting will be a virtual meeting conducted via live webcast in order to facilitate stockholder attendance and participation while safeguarding the health and safety of dMY II’s stockholder, directors and management team. Stockholders or their proxyholder will be able to attend and vote at the meeting online by visiting https://www.cstproxy.com/dmytechnologyii/sm2021 and using a control number assigned by Continental Stock Transfer & Trust Company. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the proxy statement/prospectus. In connection with the Special Meeting, dMY II’s stockholders that wish to exercise their redemption rights must do so no later than 10:00 a.m. Eastern Time on April 14, 2021 by following the procedures specified in the definitive proxy statement/prospectus for the Special Meeting.

Upon completion of the Business Combination, GSG will change its name to Genius Sports Limited (“GSL”). Following the closing, GSL’s ordinary shares and warrants are expected to trade on the NYSE under the new ticker symbols “GENI” and “GENI WS”, respectively. The Business Combination, which was announced on October 27, 2020, has been unanimously approved by the boards of directors of both GSG and dMY II and is subject to the approval by dMY II’s stockholders and other customary conditions.

A copy of the press release is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 furnished hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, dMY II filed a definitive proxy statement with the SEC. dMY II’s stockholders and other interested persons are advised to read the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials contain important information about the parties to the business combination agreement dated October 27, 2020 (the “Business Combination Agreement”) and the Business Combination. The definitive proxy statement and other relevant materials for the Business Combination have been mailed to stockholders of dMY II as of the Record Date. Stockholders may also obtain copies of the definitive proxy statement and other documents filed with the SEC that have been incorporated by reference therein, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: dMY Technology Group, Inc. II, 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Niccolo de Masi, Chief Executive Officer, niccolo@dmytechnology.com.

Participants in the Solicitation

dMY II and its directors and executive officers may be deemed participants in the solicitation of proxies from dMY II’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in dMY II is contained in the definitive proxy statement and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to dMY II Technology Group, Inc. II, 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Niccolo de Masi.

GSG’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of dMY II in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are included in the definitive proxy statement referred to above for the Business Combination.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, dMY II’s, GSG’s and Galileo NewCo Limited’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. For example, projections of the timing of the closing of the Business Combination, future enterprise value, revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by dMY II and its management, NewCo and GSG and their management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement or any subsequent definitive agreements with respect thereto; (2) the outcome of any legal proceedings or regulatory matters or investigations that may be instituted against dMY II, GSG, NewCo or others; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of dMY II, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of dMY II or GSG as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of NewCo to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that dMY II, GSG or NewCo may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on GSG’s business and/or the ability of the parties to complete the Business Combination; (12) GSG’s estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in dMY II’s final prospectus relating to its initial public offering dated August 17, 2020 and in dMY II’s and NewCo’s subsequent filings with the SEC, including the definitive proxy statement relating to the Business Combination.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date hereof. None of dMY II, GSG or NewCo undertake any duty to update these forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 29, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY TECHNOLOGY GROUP, INC. II

By:	/s/ Niccolo de Masi
Name: Niccolo de Masi
Title: Chief Executive Officer

Dated: March 30, 2021